Exhibit 99.2

Ralliant Completes Separation from Fortive and Launches as Independent, Publicly Traded Company

Ralliant Board of Directors Approves $200 Million Share Repurchase Authorization

RALEIGH, N.C. – June 30, 2025 – Ralliant Corporation (“Ralliant” or the “Company”) (NYSE: RAL) today announced the completion of its separation from Fortive Corporation (“Fortive”) and its launch as an independent, publicly traded company. The Company’s stock will begin trading today on the New York Stock Exchange under the ticker symbol “RAL.”

Tami Newcombe has assumed the role of President and Chief Executive Officer and joined Ralliant’s Board of Directors as planned and previously announced.

Ms. Newcombe stated, “As we begin our next chapter as an independent company, we are well-positioned as a global leader in mission-critical precision technologies trusted by over 90,000 customers. We have a sharpened strategy to win in growth vectors aligned to secular trends in Utilities, Defense & Space, and Power Electronics and to continue to deepen our stronghold positions. With a track record of operational and financial discipline, and our commitment to innovation and efficiency enabled by the Ralliant Business System, we are ready to deliver long-term value for our shareholders, customers, and employees.”

Ralliant also announced that its Board of Directors approved a share repurchase authorization of up to $200 million of its common stock. The timing and amount of share repurchases will be determined by the Company based on its evaluation of market conditions and other factors. The share repurchase authorization has no expiration date, does not obligate the Company to acquire any particular amount of shares, and may be suspended or discontinued at any time. The share repurchase authorization is consistent with the Company's capital allocation strategy to prioritize returning capital to shareholders.

Neill Reynolds, Ralliant’s Chief Financial Officer, added, “Ralliant has a strong track record of delivering top-tier Adjusted EBITDA growth and durable free cash flow. We will take a disciplined approach to capital deployment, with an expected prioritization of organic reinvestment, capital return to shareholders, and selective execution of tuck-in acquisitions aligned with our growth vectors. We are grateful to the Ralliant and Fortive teams for their dedication to realizing this milestone, and we are excited to capture the many opportunities ahead.”

About Ralliant

Ralliant is a global provider of precision technologies that specializes in designing, developing, manufacturing and servicing precision instruments and highly engineered products. Ralliant’s strategic segments — Test and Measurement and Sensors and Safety Systems — include well-known brands with leading positions in their markets. The Company’s businesses empower engineers with precision technologies essential for breakthrough innovation that brings advanced technologies to the market faster and more efficiently. With over 150 years of operating experience and enduring customer trust, we are known for delivering innovative, high-quality products with the precision that mission-critical systems demand. Ralliant is headquartered in Raleigh, North Carolina and employs a team of over 7,000 research and development, manufacturing, sales, distribution, service and administrative employees. The Company’s global footprint enables a unique 'engineer to engineer' approach, which allows it to build enduring trust, credibility, and partnerships with customers across both Fortune 1000 companies and next generation start-up enterprises. With a culture rooted in continuous improvement, the core of our company’s operating model is the Ralliant Business System. For more information please visit: www.ralliant.com.

Non-GAAP Financial Measures

This press release references Adjusted EBITDA growth and free cash flow which are non-GAAP financial measures.

Forward-Looking Statements

Certain statements included in this press release are “forward-looking statements” within the meaning of the U.S. federal securities laws. All statements other than historical factual information are forward-looking statements, including, without limitation, statements regarding: business outlook and priorities; future financial performance and results, including outlook and guidance; revenue growth; cash flows, our liquidity position or other financial measures; management’s plans and strategies for future operations, including statements relating to anticipated operating performance, cost reductions, restructuring activities, new product and service developments, competitive strengths or market position, acquisitions, divestitures, strategic opportunities, shareholder value creation, capital allocation, stock repurchases, dividends; the effects of the separation or the distribution on our business; growth, declines and other trends in markets we sell into, including the expected impact of trade and tariff policies; changes in government contracting requirements and reductions in federal spending; new or modified laws, regulations and accounting pronouncements; outstanding claims, legal proceedings, tax audits and assessments and other contingent liabilities; foreign currency exchange rates and fluctuations in those rates; tax rates, tax provisions, and the impact of changes to tax laws; general economic and capital markets conditions, including expected impact of inflation or interest rate changes; impact of geopolitical events and other hostilities; the timing of any of the foregoing; assumptions underlying any of the foregoing; and any other statements that address events or developments that we intend or believe will or may occur in the future.

Terminology such as “believe", “expect”, “anticipate", “forecast”, “positioned”, “intend”, “plan", “project”, “estimate”, “grow”, “will”, “should”, “could”, “would”, “may”, “strategy”, “opportunity”, “possible”, “potential”, “outlook”, “target”, and “guidance” and similar references to future periods are intended to identify forward-looking statements, although not all forward-looking statements are accompanied by such words. Forward-looking statements are based on assumptions and assessments made by our management in light of their experience and perceptions of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to the risks and uncertainties set forth under “Cautionary Statement Concerning Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” within Ralliant’s Form 10 filed with the U.S. Securities and Exchange Commission (“SEC”) on May 5, 2025 (including the amendments thereto), and in other documents that we have filed with, or furnished to, the SEC.

Forward-looking statements are not guarantees of future performance and actual results may differ materially from the results, developments and business decisions contemplated by our forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Forward-looking statements speak only as of the date they are made (or such earlier date as may be specified in such statement). Except to the extent required by applicable law, Ralliant assumes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, and developments or otherwise.

Nathan McCurren

Vice President, Investor Relations

Ralliant Corporation

Investors@ralliant.com

Source: Ralliant Corporation